                                                                 Exhibit 23.1



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this registration statement.


                                        /s/ Arthur Andersen LLP


November 10, 1999